Supplement dated January 20, 2022
to the Statement of Additional Information (SAI), dated January 1, 2022, for the following fund:
Fund
Columbia Funds Series Trust I
Multi-Manager (MM) Alternative Strategies Fund
Effective immediately, the following defined term is added to the Glossary in the "SAI Primer" section in the above mentioned SAI:
Crabel	Crabel Capital Management, LLC
The rest of the section remains the same.
Effective immediately, the information in the "Subadvisers and Subadvisory Agreement Fee Schedules or Effective Fee Rates" table under the subsection "Investment Management and Other Services – The Investment Manager and Subadvisers – Subadvisory Agreements" of the SAI with respect to MM Alternative Strategies Fund is hereby superseded and replaced with the following:
Fund	Current Subadvisers	Parent Company/Other Information	Fee Schedule or Aggregate Effective Fee Rates
For Funds with fiscal period ending August 31
MM Alternative Strategies Fund	AlphaSimplex (effective May 23, 2018) Crabel (effective January 12, 2022) Manulife (effective September 13, 2017) TCW (effective March 29, 2017) Water Island (since commencement of operations)	J V K L M	0.458% (c)
(c)	The rate shown is the estimated aggregate effective fee rate that will be paid by the Investment Manager to the subadvisers for the Fund beginning January 12, 2022.
The rest of the section remains the same.
Effective immediately, the subadviser information in the "Investment Management and Other Services – The Investment Manager and Subadvisers – Subadvisory Agreements" section of the SAI with respect to MM Alternative Strategies Fund is hereby added:
V – Crabel is located at 10250 Constellation Blvd. Suite 2650, Los Angeles, CA 90067.
The rest of the section remains the same.
SAI910_00_082_(01/22)

Effective immediately, the information for AQR for MM Alternative Strategies Fund under the subsection, "The Investment Manager and Subadvisers - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI is hereby replaced with the following:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending August 31 – Information is as of August 31, 2021, unless otherwise noted
MM Alternative Strategies Fund	Crabel: Michael Pomada(k)	5 RICs 18 PIVs 25 other accounts	$216.48 million $2.65 billion $3.80 billion	6 PIVs ($1.86B) 12 other accounts ($2.75B)	None	Crabel	Crabel
	Grant Jaffarian(k)	5 RICs 18 PIVs 25 other accounts	$216.48 million $2.65 billion $3.80 billion	6 PIVs ($1.86B) 12 other accounts ($2.75B)	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(k)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of November 30, 2021.
The rest of the section remains the same.
Effective immediately, the following is added under the subsection, "The Investment Manager and Subadvisers - Potential Conflicts of Interest" in the "Investment Management and Other Services" section of the SAI:
Crabel: Crabel provides investment management services to multiple clients across multiple trading programs. The firm’s clients include commodity pools, registered investment companies, separately managed accounts, and other pooled investment vehicles. Crabel employees may also trade for their own personal trading accounts. A fundamental policy of the firm is to identify and mitigate conflicts that impact Crabel’s business, with a guiding principle that the firm owes a fiduciary duty to act in the best interests of its clients. There are a variety of conflicts of interest in operating its business, which Crabel addresses in its adopted Compliance Manual and a variety of policy statements. Crabel believes its adopted policies and procedures (e.g., code of ethics, valuation, trade allocation, and privacy) are reasonably designed to provide oversight when acting on behalf of multiple clients. Oversight is provided by the firm’s Compliance department, as well as senior management, various business departments, internal committees, and the firm’s Executive Committee.
With respect to the allocation of investment opportunities, Crabel adopted a trade allocation policy reasonably designed to ensure the allocation of fills is fair and equitable across multiple clients that trade the same investment strategy. There is no discretion on a trade by trade basis to decide how a trade is allocated; rather Crabel’s system utilizes a random allocation algorithm to allocate fills to accounts based on account size.
As a systematic, algorithmic trading firm, Crabel has implemented various internal controls that are designed to prevent Crabel’s employees from taking inappropriate risk. Trading models are systematically implemented through Crabel’s algorithmic execution platform, with the majority of Crabel’s trading being automated. Only a limited number of senior staff in the research department are authorized to add a trading model. No discretion is taken with the firm’s systematic trading approach. Crabel’s automated trading platform was designed with multiple redundancies to prevent errant trade executions and limits are set with brokers to provide initial oversight of trade activity. Oversight of performance, slippage, and trading models is intended to minimize the risk of employees acting outside of their given latitude.
The rest of the section remains the same.
Effective immediately, the following is added under the subsection, "The Investment Manager and Subadvisers - Structure of Compensation" in the "Investment Management and Other Services" section of the SAI:
Crabel: Crabel employees are compensated with a competitive salary and have the opportunity for a discretionary bonus. An employee’s individual performance and the performance of the firm are factors considered when determining the bonus amount. Certain senior executives participate as profits interest owners of the firm. Portfolio manager compensation related to individual strategy performance is variable generally determined based on a percentage of the fees earned from the aggregate assets of each strategy. Managers are not compensated if they meet or exceed an index or other performance target or based on the performance of a strategy. Each strategy is designed to achieve a specific volatility target, which an investor expects to achieve. Due to the systematic nature of Crabel’s trading, managers do not have sole discretion to modify
SAI910_00_082_(01/22)

strategy parameters or to enter discretionary trades as a way to influence performance of the strategy. In any year that the firm receives performance-based fees, a portfolio manager, along with all other firm employees, may receive higher total compensation based on the firm’s overall probability in such year. Compensation is reviewed periodically to ensure all employee compensation is competitive and reflects the role of the individual employee including responsibility, job complexity, performance, and job market conditions.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SAI910_00_082_(01/22)
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